UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ACR Multi-Strategy Quality Return (MQR) Fund

Class A Shares
(Ticker Symbol: MQRAX)
Class I Shares
(Ticker Symbol: MQRIX)

ANNUAL REPORT
November 30, 2016

ACR Multi-Strategy Quality Return (MQR) Fund
A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	17
Schedule of Investments	19
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	34
Supplemental Information	35
Expense Example	39

This report and the financial statements contained herein are provided for the general information of the shareholders of the ACR Multi-Strategy Quality Return (MQR) Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.mqrfund.com

November 30, 2016

Dear Shareholders:

The ACR Alpine Capital Research investment team is pleased to present our second annual investment letter for the ACR Multi-Strategy Quality Return (MQR) Fund (“MQR” or “MQR Fund,” or “the Fund”).

Communication is one of ACR’s five core investment principles. We firmly believe clear communication is essential for intelligent shareholder decision-making. One of the greatest risks shareholders face is selling low in a financial panic. Prices are likely to be lowest when economic conditions appear most dire, media reports are most alarming, and the general mood is most pessimistic. Selling when prices are low due to excessive fear is the polar opposite of good investment decision-making. Yet this is precisely what the majority of investors do under such conditions.

ACR seeks a different shareholder base. Our intent is to develop a unique group of well-informed shareholders who understand essential principles of investing and who remain committed to a long-term investment holding period. ACR is committed to investment education and transparent communication to help assure that our shareholders understand key investment concepts and base investment decisions upon logic rather than fear.

The MQR Fund web site provides a wealth of information about the Fund and ACR. It also connects you to the ACR web site that includes ACR’s quarterly commentaries. ACR’s quarterly commentaries explain our investment philosophy, view of market conditions, and investment strategies. ACR’s core remains our investment principles. These principles are listed and explained at the end of this letter. Please read them carefully.

The Fund annual letter will speak to our investment principles, discuss the Fund’s investment results, and explain our investment decision-making at both the strategic and holding levels. The trust and confidence of MQR Fund shareholders will be contingent upon integrity between ACR’s words and actions, and ultimately, the MQR Fund’s investment results. The ACR investment team looks forward to partnering with shareholders for many years of prosperity and intelligent investment decision-making.

8000 Maryland Avenue, Suite 700 | Saint Louis, MO 63105
t 314.932.7600 | f 314.932.1111 | 877.849.7733 | acr-invest.com

an alpine investment management, llc group

MQR Fund Results Discussion

The MQR fund market total return and top contributors to total return are below.

Total Fund Market Return	Fiscal Year Ended 11/30/2016	Inception To Date Return[1]
MQRAX with Maximum Sales Load[2]	-1.23%	-1.48%
MQRAX at NAV	4.79%	1.62%
MQRIX at NAV	4.89%	1.72%
MSCI ACWI (Gross) Index	4.28%	2.17%
HFRI Equity Hedge (Total) Index	3.63%	1.98%

1.	Reflects twenty three months of performance, annualized, as fund was launched 12/31/2014.
2.	Reflects a deduction for the fund’s maximum front-end sales charge of 5.75%.
•	Per the current prospectus, gross and net expense ratios for the Class I Shares were 3.40% and 1.25% respectively and for the Class A Shares were 3.62% and 1.47% respectively.
•	The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

ACR believes short-term fluctuations (a few years or less) in equity security prices are largely random, whereas the earning power of quality companies is reliable. Our focus is therefore on the long term earning power per share of our portfolio companies. Over the long term, random price fluctuations zero out and market prices approximate earnings per share growth. The ultimate value received by an investor includes distributions (i.e., dividends or interest), earnings per share growth (for common stocks), plus or minus any premium or discount paid at purchase. The minor market fluctuations which have occurred in the Fund over its twenty-three months of operation are therefore not indicative of anything meaningful. The time period is too short for investors to draw intelligent conclusions.

What is a relevant time horizon for performance evaluation? The most relevant time horizon for a definitive investment performance evaluation includes a full economic cycle of expansion and contraction in economic output and equity market prices. Economic performance is cyclical, and equity market price performance invariably includes up and down periods. Solely evaluating a fund manager’s performance in an up market is like forecasting future weather patterns by considering only sunny days. In investing, protection from the rainy days matters most. Losses matter more than gains. A 50% decline is not equal to a 50% gain, since from a 50% loss, a 100% gain is needed to break even.

One of the great conundrums in investing is that full economic cycles, and by extension relevant performance evaluation periods, often time take several years to unfold, whereas investors must evaluate an investment manager’s performance over a shorter time period. The objective of the MQR Fund annual report is to communicate all relevant issues that are helpful in evaluating the Fund’s strategy. This includes revealing everything we would want to know if our roles as investment manager and investor were reversed – despite the fact that during the first few years of the Fund’s operation, market performance is likely to be a poor barometer of our progress.

Our primary job as stewards of MQR Fund shareholder capital is to make sure the quality of the Fund’s NAV is high, meaning the securities in the Fund have an intrinsic value that is at least equal to its NAV. Intrinsic value is defined as the present value of the future cash flows generated by a security. Intrinsic value is contingent on the earning power of an enterprise, since securities (i.e. stocks, bonds, or loans) are claims on an enterprise. The Fund’s initial investments were, in our opinion, purchased at significant discounts to their intrinsic values, which gives us a margin of safety that the MQR Fund’s NAV is on solid ground, and confidence in our ability to achieve the Fund’s long-term return objectives.

When proceeds from our investments are harvested in the coming years, ACR will be able to report on the intrinsic performance of the Fund’s investments. In almost every case, price volatility exceeded changes in our estimates of intrinsic value, which is why we do not consider short term “performance” in equities to be particularly useful information. Rather than focusing on short term price fluctuations, we focus on furthering our understanding of the intrinsic worth of the securities in the Fund, while searching out new investments that provide a sound margin of safety between the price offered and the intrinsic value received.

MQR Objectives

The investment objectives of the MQR Fund are to preserve capital during periods of economic decline, and provide above-average absolute and relative returns in the long run. “Long run” is defined as an investment performance period which includes a full economic cycle of expansion and contraction in output and equity market prices.

“Above-average absolute returns” means higher than a “fair” equity-like return (i.e. stock market returns over a full market cycle) commensurate with the risk of investing in equities in the long run. The term “absolute return” in no way implies there will be positive returns in any period other than in the “long run” as defined above. Market value fluctuations are expected to produce significant negative returns in certain short-term periods. Annual market returns are expected to be both positive and negative.

“Above average relative returns” mean returns higher than returns of an equity market benchmark in the long run. The equity market benchmark is the MSCI ACWI Index because it is a broad proxy for the world equity market.

In an effort to achieve each of these objectives, ACR seeks companies that i.) are soundly capitalized and don’t need the accommodation of the capital markets to continue in existence ii.) have reliable cash flows and iii.) are priced at a discount to a conservative estimate of the present value of these cash flows. The investment team refrains from putting capital to work in a security unless the investment, at full intrinsic value, contributes to an overall portfolio return of at least 5-7% over inflation on an annualized basis. The ability to purchase the security at a discount from its full intrinsic value potentially allows us to earn an excess return over this minimum hurdle, but the primary reason for attempting to purchase securities at a discount to their value is to protect capital and to achieve our minimum hurdle return.

Market Conditions and Portfolio Positioning

Over the trailing twelve months, the high-priced market environment that the investment team commented on in last year’s annual letter largely persisted.

However, from November 2015 to February of 2016 commodity prices declined meaningfully and there were significant dislocations in the securities of companies that were even tangentially related to the production of commodities. ACR’s investment team took advantage of this decline in commodity prices to add to or initiate new positions in a select number of industrial conglomerates that are suppliers to commodity producers. In each case, ACR’s research indicated that markets were discounting these conglomerates as though 100% of their profits were tied to commodity producers, and that revenue and operating income were set to decline precipitously. In contrast, ACR’s research uncovered that each of these conglomerates had diverse end markets for their products, and that, in general, approximately 1/3rd of their profit was tied directly to commodity producers.

Notably, SPX Corporation, which was the Fund’s largest contributor to performance in the trailing twelve months, and was one of the case studies included in last year’s annual report, was a significant participant in this dislocation. ACR was able to purchase shares of SPXC in the low $8 per share range in this period despite our estimates showing that SPXC could earn over $2 per share on a normalized basis and was soundly financed. As the year progressed, SPXC’s corporate performance came in above the street’s expectations and closer to ACR’s estimates. The stock closed above $24 per share at the end of November.

Despite the opportunity in the industrial conglomerates described above, the investment team continued to exercise extreme caution in its allocation of capital into risks assets given what the team perceives as systemic overvaluation across asset classes. The result of this conservativism was that the Fund finished the Fiscal Year with a cash position of just over 45%, a 55% position in equities, and an approximate 10% short position leading to an approximately 45% net exposure to risk assets in the Fund.

Equities

One proxy for the broad overvaluation of equities is Robert Shiller’s Cyclically Adjusted Price to Earnings Ratio (“CAPE Ratio” or “CAPE”). Shiller’s CAPE Ratio sums the earnings per share of the S&P 500’s constituent members for the last decade and inflation adjusts these figures and then divides this figure by ten. This figure is then divided by the market index level. The result is that the CAPE Ratio adjusts for the cyclicality in corporate profits by not just dividing the market level by last year’s earnings, but rather by a ten-year period, which is a rough proxy for corporate profitability over a market cycle.

Exhibit 1: Robert Shiller’s Cyclically Adjusted Price to Earnings Ratio
S&P 500 Historical Price-to-Earnings Ratio (01/1926-11/2016)

Source: Robert Shiller, http://www.econ.yale.edu/~shiller/data.htm

As can be seen above, the CAPE Ratio at 26.6x, is approximately 50% above its long-term average of 17.8x. Given this ratio, ACR believes that assuming 3% growth in corporate profits each year, the S&P 500 is discounting mid-single digit returns on a go forward basis, versus ACR’s more conservative cost of equity capital estimate for the S&P 500 constituents of approximately 9-10%. The result is that ACR’s research indicates that investors are buying a very long duration asset at prices that are 3-4% per annum over a more prudent and sound assessment of intrinsic value. Consistent with Shiller’s P/E ACR’s research indicates that the S&P 500, as a whole, is as much as 50% overvalued.

Fixed Income

The MQR strategy is not limited to equity investments and the team regularly looks at corporate credit to determine if there are discrepancies between the pricing of equities and debt. Significantly, the investment team has been unwilling to commit substantial capital to fixed income positions since the inception of the Fund as nominal rates on government bonds are low and credit spreads over government bonds are narrow. The investment team would need to see significant spread widening and markedly higher absolute rates to justify significant purchases of credit investments.

Shorting

The investment team significantly increased the size of its short position in the iShares Core S&P Small Cap ETF (“IJR”) over the trailing twelve months. The position was the Fund’s largest detractor in the trailing twelve months as markets continued to move from high multiples to higher levels still.

Given that the investment team’s research shows that the basket of securities that make up IJR are significantly overvalued, the investment team believes there is the potential for significant positive returns in this position over time. Specifically, we would note that on a trailing P/E basis, ACR’s research shows that the S&P 600 trades at approximately 31x earnings, which it views as an extreme valuation. (Data Source: ACR Alpine Capital Research, S&P Indices, S&P CapIQ)

Exhibit 2: Percentage Change in Price, Price to Earnings Multiple and EPS of S&P 600

Source: ACR Alpine Capital Research, Bloomberg, S&P Indices

Notably, over the past five years, the S&P 600 has appreciated by approximately 100%. However, approximately half of this increase is due to P/E expansion rather than due to earnings growth. Due to the fact that, one can never be sure at the timing with which the market recognizes over or undervaluation and reprices this anomaly, the investment team has offset its short in IJR in part by grossing up certain long positions that it believes will outperform IJR over time.

Market Reaction to Political Developments

Following the election of Donald Trump as the incoming President of the United States, equity markets rallied in the United States on hopes that a new administration would pursue market based reforms that investors generally believe (based on market reactions to the election) will lead to significantly higher corporate profits over time.

ACR’s investment team recognizes that there are certain regulatory and tax changes that may be beneficial or harmful to different sectors of the economy as this new administration implements its policies. ACR will review these changes on a company by company level to determine whether there are any changes to our estimates of intrinsic value required as these policies are implemented.

However, the investment team would note that, regardless of the administration that is in office, the U.S. and Global economy are more dynamic then any one Presidential administration. Indeed, it occurs to the investment team that the economy an administration inherits, and the unknown challenges or breakthroughs that occur in the private sector over an administration’s term, generally have a much greater effect on its policies than its ability to effect policy that changes the growth rate of an economy over a short time horizon. Thus, we continue to focus on overall market levels and assume growth rates that are consistent with historical levels to arrive at our estimates of intrinsic value.

Case Studies

The investment team has put together two case studies on portfolio companies in order to give investors a greater sense of our research process. We would note that the case studies are highly summarized versions of our internal research reports.

■Case Study #1: Liberty Global (NASDAQ: LBTY.K)

ACR initiated its position in Liberty Global (ticker “LBTY.K” or “the company”) during January 2016 at approximately $35 per share. Since the investment, the company has distributed to shareholders an ownership stake in Liberty Global’s Latin American (ticker “LILA.K”) business worth approximately $2.60 per share (LILA.K $21 share price x a 0.124769 conversion ratio). Currently LBTY.K’s share price is approximately $30 per share and therefore shareholders still own approximately $32.60 in price per share.

Liberty Global Business Description

Liberty Global is a combination of a European business and a Latin American business. In June 2015, Liberty Global decided to create a tracking stock for the Latin American business to allow public shareholders the ability to invest in the business focused solely on Latin America or Europe. ACR invested in Liberty Global’s EU business and will discuss this business going forward.

Liberty Global’s EU business (“LBTY.K”)

LBTY.K is Europe’s largest international TV and broadband company with market leading operations in various EU countries. The company provides four primary products; broadband internet, voice services (both fixed line and mobile), basic video services and enhanced video/TV services. The company currently generates approximate $17 billion in annual revenue, has ~41% exposure to the UK, 15% to the Netherlands, 15% to Germany, 12% to Belgium and 17% to the combination of Switzerland, Austria, and various Central and Eastern European countries. The company has an approximate market capitalization of $27 billion and is headquartered in London, England.

ACR’s LBTY.K Investment Thesis

•	The company’s mostly fiber broadband network has a comparative advantage vs. the mostly copper networks of its competitors. This advantage should provide the company with pricing power and should allow the company to increase the penetration rate of its superior internet product to greater than the current 35% of homes passed.
•	The company is building out a connection to approximately 7 million new homes over the next 3 years and ACR’s estimates show this could be accomplished at 15%-20% returns on capital and be accretive to the company’s total profit growth by low single digits.
•	LBTY.K’s leveraged structure should be able to return a significant amount of value to equity shareholders if appropriate capital allocation decisions are made. The company has historically made very astute decisions, and ACR expects this to continue in the future.
•	The company’s pricing power + increased penetration + new build opportunities + leveraged model + astute capital allocation = ACR’s expectation for low to mid-teens annualized returns.
•	Potential upside from our base case expectations could occur if the company finds a way to monetize its strategic value by combining more of its broadband assets with a mobile network.

LBTY.K’s Organic Growth Opportunities

LBTY.K’s broadband network is mostly fiber to the home or a hybrid fiber-coaxial that combines a fiber optic network with coaxial cable to homes or businesses. LBTY.K’s main competitors in its EU geographies are mostly incumbent telecom companies that have copper networks. LBTY.K claims that its networks are 2-3x faster than its competitors’. Additionally, the cost to upgrade speed on a fiber network should also be lower vs. a copper network. In a world of growing internet usage, more over the top TV streaming and increasing demand for speed and capacity, these advantages are valuable. ACR believes these advantages provide the company a certain amount of pricing power.

LBTY.K also only has approximately 35% broadband penetration in the homes it passes with its network. This percentage increased from 30% in 2013 to 33% in 2014 to 34% in 2015. ACR believes the company’s speed advantage should allow it to increase the penetration rate, or market share into the future as well. The company is also in the process of building a new connection to approximately seven million new homes across its footprint or an approximate 14% increase over its current total of homes passed of approximately fifty million. If the company is able to get similar penetration rates across its new build territory as it currently has within its existing territory over the medium term, this should add an incremental low single digit organic growth opportunity. The company claims that the new build opportunities come with 30%+ returns on total invested capital. ACR’s estimates highlight returns closer to 15%-20%, but regardless, these new build opportunities should be very accretive to shareholder value as the returns on capital are well above the company’s cost of capital.

LBTY.K’s Leveraged Model

ACR is cognizant of the benefits and the risks of high debt levels. This is especially important for companies like LBTY.K that already have operating leverage due to their high levels of fixed cost. ACR usually avoids companies with debt at 4-5x EBITDA, but we are comfortable with this type of financial leverage in LBTY.K’s case. LBTY.K has a very stable business with high barriers to entry that is not very cyclical and not very sensitive to consumers’ changes in tastes and preferences. In fact, ACR believes that the company is favorably positioned in a market that should see demand grow over time. Additionally, the company has significant liquidity, a smart management team, a long debt maturity schedule, no material near term debt maturities and its debt is ring-fenced at its individual operating companies. LBTY.K’s ring fencing of its debt should prevent issues in a specific geography from bringing down the entire company. ACR is comfortable with the quality of the company and its debt structure and believes the company’s leveraged model could create material shareholder value over time.

A company that can consistently grow EBITDA (earnings before interest, taxes, depreciation, and amortization) and has a leveraged structure based on a multiple of EBITDA can consistently issue new debt while staying within its “normal” leverage profile and use the debt proceeds to benefit equity shareholders. ACR estimates that if LBTY.K grows EBITDA at a mid-single digit rate (the company itself expects high single digits annual growth over the next couple of years) and maintains its leverage profile, the company should be able to repurchase approximately 6%-9% of shares annually. Combining the share repurchases with the organic growth opportunities mentioned above and the potential for a valuation multiple expansion presents an attractive investment opportunity.

LBTY.K’s Strategic Option Value

Europe is increasingly becoming a converged or quad play market in which the main players provide a bundle to customers that includes broadband internet, wired phone, TV, and wireless/mobile phone services (hence quad play). There are both strategic and financial reasons for this trend. From a strategic standpoint, a quad play offer differentiates one player from the next that either doesn’t have or can’t get cost effective access to all four services. Additionally, having all four services allows for cross selling of services, significantly reduces customer churn, and increases scale for content investment. From a financial standpoint, the reasons are even more compelling. Recent transactions and ACR’s own research highlight that combining a broadband asset with a mobile phone network asset allows the combined company to save approximately 8%-10% of the combined cost base. Cost savings are generated from removing duplicate back office infrastructures, reducing overlapping technology investments, rationalizing capital expenditure programs, leveraging marketing spend and reducing customer acquisition costs. ACR’s research highlights that cost savings have the potential to increase the combined broadband and mobile asset profitability by approximately 30%.

LBTY.K recently monetized this inherent profit increase potential by creating a joint venture (“JV”) with Vodafone (EU’s largest mobile phone company) in the Netherlands. LBTY.K contributed its broadband assets to the JV and Vodafone contributed its mobile network assets to the JV. The deal structure is complicated, but from ACR’s perspective it boils down to this: LBTY.K’s 50% share of the medium-term profit of the new JV in the Netherlands should be approximately similar to the profit LBTY.K’s standalone Dutch business would earn absent the JV. However, LBTY.K should receive approximately $2 billion (initial $1B from Vodafone and another from debt distribution) to enter into this JV structure. From our calculations, LBTY.K is $2 billion better off than before. The Dutch business is approximately 15% of LBTY.K’s total value and this JV structure, or another monetization option, should be able to be replicated in both the UK and Germany which are 41% and 15% of LBTY.K’s value respectively. ACR estimates that monetizing part of this value could add greater than 25% of value to LBTY.K. ACR doesn’t count on this value monetization and we believe a satisfactory return should be earned in absence of any further monetization.

Brexit Impact on LBTY.K

LBTY.K has approximately 41% revenue exposure to the UK, and the approximate 10% drop in the GBP currency exchange rate vs. the USD is a direct hit to LBTY.K’s profit translated back into USD. ACR does not expect the fundamental performance for LBTY.K to be impacted to any great extent in local terms. The company has no real export or import business that might be impacted by the UK’s removal from the EU single market, and LBTY.K’s business is also not that sensitive to economic downturns. If the UK goes into a near term recession, LBTY.K can also slow or stop its new build program and conserve capital. ACR has reduced its USD intrinsic value estimate for LBTY.K by mid-single digits mostly due to the GBP depreciation. ACR took advantage of the heightened volatility in LBTY.K’s share price post the Brexit vote to add to the position. Time will tell whether the actual impact from Brexit on LBTY.K’s underlying business is greater or less.

Overall

We acknowledge that the recent Brexit vote, with the UK leaving the EU, has negatively impacted our investment in USD terms. ACR continues to believe that LBTY.K’s underlying business is relatively unaffected and still expects to earn a satisfactory annualized return in the low to mid double digits in our base case. The annualized return could potentially be higher over our expected multi-year holding period if the company can monetize more of its strategic asset value.

■	Case Study #2: General Motors (NYSE: GM)

ACR initiated its position in General Motors (“GM”) in October 2016 at approximately $32.50.

GM Business Description

GM, with an approximately $55 billion market capitalization, is a $150 billion in revenue manufacturer of automobiles based in Detroit, Michigan. In 2015, GM sold approximately 5.9 million vehicles excluding sales from its Chinese Joint Ventures (“JVs”). GM derives approximately 73% of its reported auto sales from North America, 13% from Europe, 9% from the Middle East, Asia (ex-China) and Australia, and 5% from South America. Additionally, the company is a partner in multiple JVs in China (with approximately 50% stakes) that have annual sales of approximately $45 billion and net income of $4.3 billion. Further, GM controls a wholly owned subsidiary, GM Financial, that has a $69 billion balance sheet of automotive receivables and approximately $8.5 billion of equity capital. Finally, GM has substantial deferred tax assets derived from operating losses at its predecessor company and its capitalization of R&D in recent years.

Investment Thesis

➢
ACR’s research indicates that GM significantly improved its cost position and balance sheet when the company reorganized in 2009 and can now be considered a quality business with lower liability levels, lower break-even levels and higher profitability at normalized production rates

➢
ACR’s base case assumptions include a significant reduction in auto production numbers from the current high levels of automotive industry sales to a more normalized number over the next several years. Our research indicates that GM’s profitability profile under our conservative assumptions continues to create a valuable core auto business

➢
In addition to its core auto business, GM owns several Chinese JVs, GM Financial and deferred tax assets. Using conservative assumptions for this group of assets, ACR estimates the sum of the parts to be worth approximately 40% of our estimate of intrinsic value

➢
Combining the core auto business with the sum of the parts of the other assets, ACR estimates the value for GM well in excess of the company’s $35 share price and expects to earn a mid-double digit annualized return over the medium term from our initial purchase price

New GM versus Pre-Reorganization GM

In researching GM, ACR spent a significant amount of its energy focused on exploring the competitive position of the “New GM” and that of the legacy company. Overall, ACR believes there are substantial differences between the predecessor entity and the reorganized company that make GM not just an inexpensive stock, but also a quality business.

Source: GM Strategic and Operational Overview 10/28/16

New GM has a much stronger balance sheet than its predecessor with automotive debt and pension obligations substantially below historical levels. Significantly, at September 30th, 2016, GM had a net cash position of over $10 billion. ACR believes that GM’s net cash position and liquidity of $14 billion provided by its revolver give the company ample flexibility to survive an economic downturn.

Additionally, new GM has meaningfully improved its breakeven profitability levels by canceling old employment contracts and by shuddering the company’s highest cost facilities. The result is that the company believes it will be breakeven in the United States if car sales drop from their current level of near 17.5 million units per annum to just 10-11 million units.

Finally, ACR would note that GM is currently making capital expenditures that are meaningfully in excess of its depreciation in order to further reduce its automotive breakeven production levels. GM’s intention is to reduce the number of platforms on which its cars are built and improve each of its plants’ capabilities in manufacturing each platform, thereby allowing the company to start and stop capacity with greater ease.

Navigating a Downturn

ACR’s base case valuation incorporates a meaningful reduction in auto sales over the next two years. Notably, we assume a recession greater than that of the 1991 recession where auto sales declined 15% in North America, but less than that of the financial crisis where sales declined approximately 35% from peak to trough. Following a trough in car sales, we assume that they return to normalized levels over the next several years.

Significantly, GM has told shareholders that in the event of a 25% reduction in U.S. auto sales for a two-year period, the company intends to maintain its R&D and capital expenditure initiatives while also continuing to pay its dividend.

Other Assets

Approximately 40% of ACR’s GM valuation is made up of Other Assets that either are not consolidated on GM’s income statement or are non-automotive in nature.
•
ACR values GM’s Chinese JVs at 6x their annual equity income. This is despite the fact that GM’s JVs control 14.9% of the Chinese auto market, which is the largest in the world by volume. ACR believes this is conservative given expectations for meaningful demand growth for autos in that country over the longer term, offset by the risk of a meaningful recession in China

•
ACR values GM Financial at book value. ACR believes this is conservative given the potential for this entity to earn double digit ROE’s as it continues to scale and as its parent GM achieves higher credit ratings with Moody’s and S&P

•
Finally, ACR believes that GM has approximately $21 billion in deferred tax assets that could be realized over the next decade. Conservatively, in our base case, we present value these assets at a value that is less than 40% of their book value

Risks

There are substantial risks to GM’s business due to the cyclical nature of automotive sales, the risk of a spike in oil prices, regulatory risks, the risk of obsolescence or further commoditization of private passenger vehicles due to electric vehicles, ride sharing, and autonomous vehicles, as well as numerous other risks not listed here.

Overall

ACR believes that post-reorganization GM is a quality business trading at an appreciable discount to intrinsic value, and look forward to watching the company’s performance unfold in the period to come.

Conclusion

The ACR Investment team continues to focus on finding high quality securities in what we perceive to be an overpriced market. The MQR Fund will remain defensively positioned until either securities prices fall market wide, or, until there is significant intra-market volatility that causes a number of select opportunities to decline in price relative to their respective intrinsic values.

The investment team added two new analysts during the year, Ryan Linkul and Ari Veittiaho.

Ryan is a St. Louis native who joins ACR after managing a private investment partnership for several years. Ryan earned his Bachelor’s in Business Administration from Emory University’s Goizueta Business School with concentrations in Finance, Accounting, and Information Systems & Operations Management.

Ari is a Canadian national hailing from Toronto. He was previously an investment analyst at Hillsdale Investment Management, a Toronto based multi-strategy investment firm. Ari earned his Honors Business Administration from the Richard Ivey School of Business and his Honors Economics from the University of Western Ontario.

Ryan and Ari are already making meaningful contributions to our research process and we look forward to working with them in the years to come. Welcome Ryan and Ari!

ACR is excited by the opportunity that the broad mandate within the MQR Fund will bring to its shareholders and looks forward to reporting on our progress towards generating excellent investment results in the periods to come.

Thank you for your continued trust.

Tim Piechowski, CFA®	Willem Schilpzand, CFA®	Nick Tompras, CFA®

Investment Principles

Intrinsic value and risk is our focus when evaluating investments

Intrinsic (or fundamental) value is the cash generated by an enterprise or asset over its useful life. Intrinsic value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase which is higher than intrinsic value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse intrinsic value with market price. Market price is what we pay. Intrinsic value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Intrinsic value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others – well informed or not – were willing to pay for it at various times in the past.

Intrinsic value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new era theories that have driven market prices to speculative levels in the short run have always succumbed to intrinsic value in the long run.

We insist on quality with a margin of safety

The quality of a security is defined by the reliability of the cash flows or assets which comprise its intrinsic value. The quality of an investment is defined by the price paid for the intrinsic value received.

A quantifiable margin of safety is the hallmark of a quality investment. For higher rated fixed income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower rated fixed income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the intrinsic value of a company must be significantly greater than its price. For other types of investments and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better-than-average. The problem is most investment managers believe they are better-than-average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative return advantage. or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk reducing as well as value enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between intrinsic value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between intrinsic and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will under-perform at some time, and usually this is the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

The views in this letter were as of November 30th and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

ACR Multi-Strategy Quality Return (MQR) Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRI Equity Hedge (Total) Index and the MSCI ACWI Index.  The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary.  Results include the reinvestment of all dividends and capital gains.

The HFRI Equity Hedge (Total) Index – Equity Hedge: Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities.  A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios.  EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short.

The MSCI ACWI Index is a free float-adjusted capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2016	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	4.79%	1.62%	12/31/14
Class I	4.89%	1.72%	12/31/14
After deducting maximum sales charge
Class A1	-1.23%	-1.48%	12/31/14
HFRI Equity Hedge (Total) Index	3.63%	1.98%	12/31/14
MSCI ACWI Index	4.28%	2.17%	12/31/14

¹	Maximum sales charge for Class A shares is 5.75%.

ACR Multi-Strategy Quality Return (MQR) Fund
FUND PERFORMANCE at November 30, 2016 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Gross and net expense ratios for Class A shares were 3.62% and 1.47%, respectively, and for Class I shares were 3.40% and 1.25%, respectively, which were the amounts stated in the current prospectus dated April 1, 2016.  The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively.  This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

ACR Multi-Strategy Quality Return (MQR) Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2016

Number of Shares		Value
	COMMON STOCKS – 56.3%
	COMMUNICATIONS – 12.5%
13,500	Level 3 Communications, Inc.*2	$743,445
78,016	Liberty Global PLC* 1	2,375,587
29,575	Liberty Global PLC LiLAC - Class C* 1,2	626,103
3,600	LinkedIn Corp. - Class A*	702,864
247,600	Vodafone Group PLC[1]	600,721
58,547	Vodafone Group PLC - ADR[2]	1,430,889
		6,479,609
	CONSUMER DISCRETIONARY – 3.4%
234,000	G4S PLC[1]	714,707
30,500	General Motors Co.	1,053,165
		1,767,872
	CONSUMER STAPLES – 1.4%
2,768	Danone S.A.[1]	174,148
8,000	Wal-Mart Stores, Inc.[2]	563,440
		737,588
	FINANCIALS – 10.7%
4,201	Fairfax Financial Holdings Ltd.[1,2]	1,987,493
24,941	JPMorgan Chase & Co.[2]	1,999,520
75,952	Kingstone Cos., Inc.[2]	960,793
35,000	MBIA, Inc.*2	363,650
8,400	Southern Missouri Bancorp, Inc.[2]	242,760
		5,554,216
	HEALTH CARE – 7.9%
31,831	Express Scripts Holding Co.*2	2,415,336
7,434	Johnson & Johnson[2]	827,404
13,900	Merck & Co., Inc.[2]	850,541
		4,093,281
	INDUSTRIALS – 11.2%
64,798	SPX Corp.*	1,583,015
60,273	SPX FLOW, Inc.*2	1,888,956
16,058	Sulzer A.G.	1,642,600
10,400	TE Connectivity Ltd.	703,456
		5,818,027
	MATERIALS – 1.0%
107,100	Resolute Forest Products, Inc.*2	498,015
	TECHNOLOGY – 8.2%
8,986	Dell Technologies, Inc. - Class V*2	481,290
52,041	Intel Corp.[2]	1,805,823

ACR Multi-Strategy Quality Return (MQR) Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2016

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY(Continued)
32,768	Microsoft Corp.[2]	$1,974,600
		4,261,713
	TOTAL COMMON STOCKS (Cost $26,623,633)	29,210,321
	SHORT-TERM INVESTMENTS – 45.3%
23,529,880	Federated Treasury Obligations Fund, 0.22%[3]	23,529,880
	TOTAL SHORT-TERM INVESTMENTS (Cost $23,529,880)	23,529,880
	TOTAL INVESTMENTS – 101.6% (Cost $50,153,513)	52,740,201
	Liabilities in Excess of Other Assets – (1.6)%	(833,057)
	TOTAL NET ASSETS – 100.0%	$51,907,144
	SECURITIES SOLD SHORT – (10.0)%
	COMMON STOCKS – (0.9)%
(5,727)	VMware, Inc. - Class A*	(464,689)
	TOTAL COMMON STOCKS (Proceeds $420,948)	(464,689)
	EXCHANGE-TRADED FUNDS – (9.1)%
(35,289)	iShares Core S&P Small-Cap ETF	(4,712,140)
	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $3,819,953)	(4,712,140)
	TOTAL SECURITIES SOLD SHORT (Proceeds $4,240,901)	$(5,176,829)

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	All or a portion of this security is segregated as collateral for securities sold short.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
SUMMARY OF INVESTMENTS
As of November 30, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Communications	12.5%
Industrials	11.2%
Financials	10.7%
Technology	8.2%
Health Care	7.9%
Consumer Discretionary	3.4%
Consumer Staples	1.4%
Materials	1.0%
Total Common Stocks	56.3%
Short-Term Investments	45.3%
Total Investments	101.6%
Liabilities in Excess of Other Assets	(1.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2016

Assets:
Investments, at value (cost $50,153,513)	$52,740,201
Cash deposited with broker	4,141,037
Receivables:
Fund shares sold	145,705
Dividends and interest	125,292
Prepaid expenses	23,517
Total assets	57,175,752

Liabilities:
Securities sold short, at value (proceeds $4,240,901)	5,176,829
Payables:
Fund shares redeemed	9,593
Advisory fees	21,186
Shareholder servicing fees (Note 8)	4,193
Distribution fees (Note 7)	424
Auditing fees	15,016
Fund accounting fees	8,469
Transfer agent fees and expenses	7,932
Fund administration fees	7,728
Interest on securities sold short	5,698
Legal fees	2,837
Chief Compliance Officer fees	2,046
Custody fees	1,544
Trustees' fees and expenses	717
Accrued other expenses	4,396
Total liabilities	5,268,608

Net Assets	$51,907,144

Components of Net Assets:

Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$49,494,245
Accumulated net realized gain on investments	764,622
Net unrealized appreciation (depreciation) on:
Investments	2,586,688
Securities sold short	(935,928)
Foreign currency translations	(2,483)
Net Assets	$51,907,144

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$2,333,232
Shares of beneficial interest issued and outstanding	226,373
Redemption price per share	10.31
Maximum sales charge (5.75% of offering price)*	0.63
Maximum offering price to public	$10.94

Class I Shares:
Net assets applicable to shares outstanding	$49,573,912
Shares of beneficial interest issued and outstanding	4,796,813
Redemption price	$10.33

*	On sales of $25,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $35,471)	$527,584
Interest	35,216
Total investment income	562,800

Expenses:
Advisory fees	400,821
Fund administration fees	63,377
Transfer agent fees and expenses	58,870
Interest expense	56,729
Fund accounting fees	53,203
Dividends on securities sold short	41,323
Registration fees	36,000
Shareholder servicing fees - Class I (Note 8)	24,764
Legal fees	16,793
Auditing fees	15,062
Chief Compliance Officer fees	13,754
Custody fees	12,417
Shareholder reporting fees	8,193
Trustees' fees and expenses	7,613
Miscellaneous	6,969
Distribution fees (Note 7)	4,983
Insurance fees	2,953
Offering costs	2,601
Shareholder servicing fees - Class A (Note 8)	319
Total expenses	826,744
Advisory fees waived	(257,928)
Net expenses	568,816
Net investment loss	(6,016)

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short and Foreign Currency:
Net realized gain (loss) on:
Investments	776,152
Foreign currency transactions	(4,794)
Net realized gain	771,358
Net change in unrealized appreciation/depreciation on:
Investments	2,595,893
Securities sold short	(857,391)
Foreign currency translations	(2,483)
Net change in unrealized appreciation/depreciation	1,736,019
Net realized and unrealized gain on investments, securities sold short and foreign currency	2,507,377

Net Increase in Net Assets from Operations	$2,501,361

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Period December 31, 2014* through November 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(6,016)	$(51,824)
Net realized gain on investments and foreign currency transactions	771,358	37,502
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	1,736,019	(87,742)
Net increase (decrease) in net assets resulting from operations	2,501,361	(102,064)

Distributions to Shareholders:
From net realized gain:
Class A	(86)	-
Class I	(3,023)	-
Total distributions to shareholders	(3,109)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	4,958,389	608,163
Class I	38,004,454	20,678,085
Reinvestment of distributions:
Class A	86	-
Class I	3,010	-
Cost of shares redeemed:
Class A1	(3,222,156)	(161,501)
Class I2	(8,548,865)	(2,808,709)
Net increase in net assets from capital transactions	31,194,918	18,316,038

Total increase in net assets	33,693,170	18,213,974

Net Assets:
Beginning of period	18,213,974	-
End of period	$51,907,144	$18,213,974

Capital Share Transactions:
Shares sold:
Class A	500,273	61,677
Class I	3,834,193	2,090,413
Shares reinvested:
Class A	9	-
Class I	308	-
Shares redeemed:
Class A	(319,173)	(16,413)
Class I	(840,937)	(287,164)
Net increase in capital share transactions	3,174,673	1,848,513

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $1,286 and $0, respectively.
[2]	Net of redemption fee proceeds of $3,829 and $2,183, respectively.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Period December 31, 2014*through November 30, 2015
Net asset value, beginning of period	$9.84	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency	0.49	(0.10)
Total from investment operations	0.47	(0.16)

Less Distributions:
From net realized gain	- [2]	-
Total distributions	-	-

Redemption fee proceeds[1]	- [2]	-

Net asset value, end of period	$10.31	$9.84

Total return[3]	4.79%	(1.60)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,333	$445

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.25%[6]	3.58%[5,6]
After fees waived and expenses absorbed	1.61%[6]	1.43%[5,6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(0.85)%	(2.78)%[5]
After fees waived and expenses absorbed	(0.21)%	(0.63)%[5]

Portfolio turnover rate	14%	5%[4]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]
If interest and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.24% for the year ended November 30, 2016 and 0.06% for the period ended November 30, 2015.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2016	For the Period December 31, 2014* through November 30, 2015
Net asset value, beginning of period	$9.85	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.04)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency	0.48	(0.11)
Total from investment operations	0.48	(0.15)

Less Distributions:
From net realized gain	- [2]	-
Total distributions	-	-

Redemption fee proceeds[1]	- [2]	- [2]

Net asset value, end of period	$10.33	$9.85

Total return[3]	4.89%	(1.50)%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,574	$17,769

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.05%[6]	3.36%[5,6]
After fees waived and expenses absorbed	1.41%[6]	1.21%[5,6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(0.65)%	(2.56)%[5]
After fees waived and expenses absorbed	(0.01)%	(0.41)%[5]

Portfolio turnover rate	14%	5%[4]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]
If interest and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.24% for the year ended November 30, 2016 and 0.06% for the period ended November 30, 2015.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

Note 1 – Organization
ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to preserve capital from permanent loss during periods of economic decline, and to provide above average absolute and relative returns in the long run.  The Fund commenced investment operations on December 31, 2014, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

(c) Short-Term Investments
The Fund invests a significant amount (45.3% as of November 30, 2016) in the Federated Treasury Obligations Fund (“TOIXX”).  TOIXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities.  The Fund may also hold cash.

TOIXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The net expense ratio per July 31, 2016 Annual report of Federated Treasury Obligations Fund was 0.18%.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $34,725, which were being amortized over a one-year period from December 31, 2014 (commencement of operations).

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2015-2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Alpine Investment Management LLC, dba ACR Alpine Capital Research (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.25% of the Fund’s average daily net assets for Class A Shares and Class I Shares, respectively until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended November 30, 2016, the Advisor waived a portion of its fees and absorbed other expenses totaling $257,928.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At November 30, 2016, the amount of these potentially recoverable expenses was $523,429.  The Advisor may recapture all or a portion of this amount no later than November 30 of the years stated below:

2018	$265,501
2019	257,928
Total	$523,429

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended November 30, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2016, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$50,195,066

Gross unrealized appreciation	$4,020,488
Gross unrealized depreciation	(1,475,353)

Net unrealized appreciation on investments	$2,545,135

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 702	$ 6,016	$ (6,718)

As of November 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$552,017
Undistributed long-term capital gains	254,158
Accumulated earnings	806,175

Accumulated capital and other losses	-
Unrealized appreciation on investments	2,545,135
Unrealized depreciation on securities sold short	(935,928)
Unrealized depreciation on foreign currency translations	(2,483)
Total accumulated earnings	$2,412,899

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

The tax character of distributions paid during the fiscal year ended November 30, 2016 and November 30, 2015, respectively, was as follows:

Distribution paid from:	2016	2015
Ordinary income	$3,109	$-
Net long-term capital gains	-	-
Total taxable distributions	$3,109	$-

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended November 30, 2016 and for the period ended November 30, 2015, the Fund received $5,115 and $2,183, respectively, in redemption fees.

Note 6 – Investment Transactions
For the year ended November 30, 2016, purchases and sales of investments, excluding short-term investments, were $21,278,508 and $3,456,753, respectively.  Proceeds from securities sold short and cover short securities were $3,007,508 and $0, respectively, for the same period.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Class A shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I shares do not pay any distribution fees.

For the year ended November 30, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.05% of average daily net assets of Class A shares and 0.15% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$29,210,321	$-	$-	$29,210,321
Short-Term Investments	23,529,880	-	-	23,529,880
Total Assets	$52,740,201	$-	$-	$52,740,201

Liabilities
Securities Sold Short
Common Stocks*	$464,689	$-	$-	$464,689
Exchange-Traded Funds	4,712,140	-	-	4,712,140
Total Liabilities	$5,176,829	$-	$-	$5,176,829

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

ACR Multi-Strategy Quality Return (MQR) Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2016

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period.  There were no transfers between levels at period end.

Note 11 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 12 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 - Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 14 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 20, 2016, to shareholders of record on December 19, 2016 as follows:

	Short-Term Capital Gain	Long-Term Capital Gain	Income
Class A Shares:	$0.10755	$0.04953	None
Class I Shares:	0.10755	0.04953	None

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the ACR Multi-Strategy Quality Return (MQR) Fund and the
Board of Trustees of Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of ACR Multi-Strategy Quality Return (MQR) Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2014 (commencement of operations) to November 30, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACR Multi-Strategy Quality Return (MQR) Fund as of November 30, 2016, and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 30, 2017

ACR Multi-Strategy Quality Return (MQR) Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended November 30, 2016, 100% of the dividends paid from net investment income, including short-term capital gains, (if any), from the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended November 30, 2016, 37.42% of the dividends paid from net investment income, including short-term capital gains, (if any), from the Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 955-9552. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	12	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present). Director, Managed Accounts, Merrill Lynch (2007-2008).	12	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001-present), a family office.	12	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006 - June 2014).	12	Investment Managers Series Trust, a registered investment company (includes 78 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust II (September 2013 - January 2016).	12	Investment Managers Series Trust, a registered investment company (includes 78 portfolios).

ACR Multi-Strategy Quality Return (MQR) Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 - 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since September 2013	Co-CEO (2016 – present), and Vice President, Mutual Fund Administration, LLC (2006 – 2015).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management
(2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

ACR Multi-Strategy Quality Return (MQR) Fund
SUPPLEMENTAL INFORMATIONA (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on October 18-19, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Alpine Investment Management, LLC (the “Investment Advisor”) with respect to the ACR Multi-Strategy Quality Return (MQR) Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the MSCI All Country World Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Multialternative fund universe (the “Fund Universe”) for the one-year period ended July 31, 2016; and reports comparing the investment advisory fees and total expenses of the Fund with those of the Peer Group and Fund Universe.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the total return for the one-year period was above the MSCI All Country World Index return and the median returns of the Peer Group and the Fund Universe.

The Board considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fee and expenses paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Fund Universe median, but higher than the Peer Group median by 0.125%.  The Trustees considered the Investment Advisor’s belief that the Fund’s investment advisory fee is reasonable because the Fund’s diverse strategies, which require extensive research of companies across global markets and all capitalizations, generally require more work than the other funds in the Peer Group and Fund Universe.  The Trustees noted that the Investment Advisor manages a private investment fund using similar investment strategies as the Fund and that the Investment Advisor does not charge the private fund an asset-based fee, but that the private fund is subject to a performance fee.  The Trustees also noted that the Investment Advisor’s standard fee schedule to manage separate accounts is the same as the Fund’s advisory fee up to the $25 million level, and below the Fund’s advisory fee above that level, but considered that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients.

ACR Multi-Strategy Quality Return (MQR) Fund
SUPPLEMENTAL INFORMATIONA (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Fund Universe median but above the Peer Group median by 0.06%.  The Trustees noted, however, that the average net assets of the Fund were significantly lower than the average net assets of funds in the Peer Group.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended July 31, 2016, noting that the Investment Advisor had waived a significant portion of its advisory fee and had not realized a profit.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than the receipt of its investment advisory fee), including research received from broker-dealers providing execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Trustees noted that although the Fund has no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved such renewal of the Advisory Agreement.

ACR Multi-Strategy Quality Return (MQR) Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016 to November 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/16	11/30/16	6/1/16 – 11/30/16
Class A	Actual Performance	$1,000.00	$1,016.80	$8.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.04	8.03
Class I	Actual Performance	1,000.00	1,016.70	7.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.01	7.06

*
Expenses are equal to the Fund’s annualized expense ratios of 1.59% and 1.40% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/366 (to reflect the since inception period) for Class A shares and Class I shares.  The expense ratios reflect an expense waiver.  Assume all dividends and distributions were reinvested.

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ACR Multi-Strategy Quality Return (MQR) Fund
A series of Investment Managers Series Trust II

Investment Advisor
Alpine Investment Management, LLC (dba ACR Alpine Capital Research)
8000 Maryland Avenue, Suite 700
Saint Louis, Missouri 63105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
ACR Multi-Strategy Quality Return (MQR) Fund – Class A	MQRAX	46141T 703
ACR Multi-Strategy Quality Return (MQR) Fund – Class I	MQRIX	46141T 802

Privacy Principles of the ACR Multi-Strategy Quality Return (MQR) Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the ACR Multi-Strategy Quality Return (MQR) Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 955-9552 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 955-9552 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at (855) 955-9552.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

ACR Multi-Strategy Quality Return (MQR) Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 955-9552

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-955-9552.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 9, 2017.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/8/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/8/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/8/2017